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                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                              --------------------

                                    FORM 8-K

                                 CURRENT REPORT
                              --------------------


                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934


Date of Report (Date of earliest event reported):  September 17, 1996


                          EQCC RECEIVABLES CORPORATION
                          EQCC ASSET BACKED CORPORATION
       (Exact name of registrants as specified in governing instruments)

                                33-99344                       59-3170055
   Delaware                     33-99344-01                    59-3170052
(State or other               (Commission File               (IRS Employer
jurisdiction of                    Number)                 Identification No.)
 organization)


         10401 Deerwood Park Blvd., Jacksonville, Florida      32256
          (Address of principal executive offices)           (Zip Code)


       Registrant's telephone number, including area code: (904) 987-5120

                                 Not Applicable
          (Former name or former address if changed since last report)


                         Exhibit Index located at Page 3
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Items 1 through 4, Item 6 and Item 8 are not included because they are not applicable.

ITEM 5.  OTHER EVENTS.

         On or prior to September 25, 1996, the Registrants will cause the issuance and sale of EquiCredit Funding Asset Backed Certificates, Series 1996-A, Class A-1, Class A-2, Class A-3, Class A-4, Class A-5 and Class A-6 (the "Certificates") pursuant to a Pooling and Servicing Agreement to be dated as of September 1, 1996, among the Registrant, EquiCredit Corporation of America, as Servicer, and First Trust, National Association, as Trustee. In connection with the sale of the Certificates, the Registrants have been advised by CS First Boston Corporation, Lehman Brothers Inc. and Salomon Brothers Inc (the "Underwriters"), that the Underwriters have furnished to prospective investors certain computational materials and collateral term sheets (the "Term Sheets") with respect to the Certificates following the effective date of Registration Statement No. 33-99344 but prior to the availability of a final Prospectus relating to the Certificates. The Term Sheet used by CS First Boston Corporation, which is substantially identical to the Term Sheets used by each of the Underwriters, is being filed as an exhibit to this report.

    The Term Sheet attached hereto has been provided by one of the Underwriters. The information in the Term Sheets was preliminary and will be superseded by the Prospectus Supplement relating to the Certificates and may be superseded by any other information subsequently filed with the Commission.

    The "computational materials" portion of the Term Sheets were prepared by the Underwriters at the request of certain prospective investors, based on assumptions provided by, and satisfying the special requirements of, such prospective investors. Such materials may not include, and do not purport to include, information based on assumptions representing a complete set of possible scenarios. Accordingly, such materials may not be relevant to or appropriate for investors other than those specifically requesting them.

    Certain assumptions may have been made in the Term Sheets which have resulted in any returns to holders of the Certificates that are detailed in the Term Sheets. No representation is made that any returns indicated in the Term Sheets will be achieved. Changes to the assumptions may have a material impact on any returns detailed. Past performance is not necessarily indicative of future results.

    In addition, the actual characteristics and performance of the mortgage loans underlying the Certificates (the "Mortgage Loans") will differ from the assumptions used in the Term Sheets, which are hypothetical in nature and which were provided to certain investors only to give a general sense of how the yield, average life, duration, expected maturity, interest rate sensitivity and cash flow characteristics of the Certificates might vary under varying

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prepayment and other scenarios. Any difference between such assumptions and the actual characteristics and performance of the Mortgage Loans will affect the actual yield, average life, duration, expected maturity, interest rate sensitivity and cash flow characteristics of the Certificates.

    The statistical distribution of the characteristics of the final Mortgage Pool may vary from the statistical distribution of such characteristics as set forth in the "collateral term sheet" portion of the Term Sheets.

ITEM 7. FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS.

    List below the financial statements, pro forma financial information and exhibits, if any, filed as part of this report.

         (a)      Financial Statements of Businesses Acquired.

                  Not applicable

         (b)      Pro Forma Financial Information.

                  Not applicable

         (c)      Exhibits.




Sequentially    Exhibit
Numbered        Number                     Exhibit                        Page
- --------        ------                     -------                        ----

005             99.1(D)    Computational Materials prepared in
                           connection with the sale of EQCC Home
                           Equity Loan Asset Backed Certificates,
                           Series 1996-2, in the form used by Lehman
                           Brothers Inc., CS First Boston
                           Corporation and Salomon Brothers Inc.


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                                   SIGNATURES


    Pursuant to the requirements of the Securities Exchange Act of 1934, the registrants have duly caused this report to be signed on their behalf by the undersigned hereunto duly authorized.

                          EQCC RECEIVABLES CORPORATION
                          EQCC ASSET BACKED CORPORATION
                                  (Registrants)


                                         EQCC RECEIVABLES CORPORATION




September 19, 1996                       By:   \s\ Stephen R. Veth
                                             -------------------------
                                                   Stephen R. Veth
                                                   President


                                         EQCC ASSET BACKED CORPORATION




September 19, 1996                       By:   \s\ Stephen R. Veth
                                             -------------------------
                                                   Stephen R. Veth
                                                   President
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                                EXHIBIT INDEX
                                -------------

        Exhibit
        Number                  Exhibit
        ------                  -------


        99.1(D) Computational Materials prepared in connection with the sale of EQCC Home Equity Loan Asset Backed Certificates, Series 1996-2, in the form used by Lehman Brothers Inc., CS First Boston Corporation and Salomon Brothers Inc.